SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 4, 2008

ADVANCED CELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Plantation Street, Worcester, Massachusetts, 01605 (Address of principal executive offices, including zip code)

(510) 748-4900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Explanatory Note: On March 27, 2008, Advanced Cell Technology, Inc. (the “Company”) filed a Form 8-K (the “Initial 8-K”) concerning, among other things, the Company’s decision to amend and restate its previously issued audited consolidated financial statements and other financial information for the years ended December 31, 2007, and the unaudited consolidated financial statements for the quarters ended September 30, 2006, March 31, 2007, June 30, 2007, September 30, 2007 (the “Relevant Periods”). Subsequent to the filing of the Initial 8-K, the Staff of the Securities and Exchange Commission (the “Staff”) issued comments regarding the Company’s disclosure relating to the foregoing. The following is intended to amend and supersede Item 4.02 of the Company’s Initial Form 8-K (i) in response to the Staff’s comments, and (ii) to correct an incorrect statement regarding the Company’s auditor’s concurrence with the conclusions of the Company. This Form 8-K/A does not amend any portion of Items 1.01, 2.04, 3.02, 5.02 or 8.01 of the Initial 8-K.

ITEM 4.02                                       Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Company’s management and the Audit Committee of its Board of Directors have determined that the consolidated balance sheets, consolidated statements of stockholders’ deficit and related notes to consolidated financial statements included in the consolidated financial statements and information contained in the Company’s Form 10-QSB filed with the Securities and Exchange Commission on November 20, 2006 for the quarter and nine months ended September 30, 2006, did not properly account for the debentures and warrants issued in September, 2006.   Such consolidated financial statements should no longer be relied upon. In particular, the valuation of the debentures and warrants conducted by Global View Advisors, a third-party engaged by the Company, in accordance with FAS 155 was incorrect as the wrong number of warrants was used in such third-party’s Black Scholes calculation.

The Company’s current auditor, Singer Lewak Greenbaum & Goldstein LLP,  has not yet reviewed the matters described above, and has indicated that it will do so following review by the auditor of the Company who was engaged at the time the error occurred.  Following the correction of the errors reported in this Item 4.02, the Company will restate its consolidated financial statements for the affected period and amend all periodic reports filed for the Relevant Periods.  The Company is working towards filing amendments to all such periodic reports prior to April 15, 2008, the fifteenth day following March 31, 2008.

In addition, the Company anticipates amending its disclosures regarding its Controls and Procedures in each of the periodic reports filed with respect to the Relevant Periods.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVANCED CELL TECHNOLOGY, INC.

	By:	/s/ William M. Caldwell, IV
William M. Caldwell, IV
Chief Executive Officer

Dated: April 4, 2008